UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 3, 2013 (March 28, 2013)

SM Energy Company

(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following sets forth a summary of the base salaries for 2013 for SM Energy Company’s (the “Company”) Chief Executive Officer, Chief Financial Officer, and the other named executive officers of the Company for whom compensation disclosure was required in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 13, 2012 (the “2012 Proxy Statement”).  On March 28, 2013, the Compensation Committee of the Board of Directors of the Company approved the following 2013 base salaries:

Name and Principal Position	2013 Base Salary
Anthony J. Best Chief Executive Officer	$700,000
Javan D. Ottoson President and Chief Operating Officer	$460,000
A. Wade Pursell Executive Vice President and Chief Financial Officer	$390,000
David W. Copeland Executive Vice President, General Counsel and Corporate Secretary	$350,000

Paul M. Veatch, who was a named executive officer of the Company in its 2012 Proxy Statement, passed on in 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date: April 3, 2013	By:	/s/ DAVID W. COPELAND
David W. Copeland
Executive Vice President, General Counsel and Corporate Secretary